PMFM INVESTMENT TRUST
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                   PMFM TACTICAL PRESERVATION PORTFOLIO TRUST
                          PMFM MANAGED PORTFOLIO TRUST
                       PMFM CORE ADVANTAGE PORTFOLIO TRUST
                   PMFM TACTICAL OPPORTUNITIES PORTFOLIO TRUST
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                                   SUPPLEMENT
                              Dated August 21, 2006


This Supplement updates information found in (i) the Prospectus, dated July 29, 2005, for the PMFM Tactical Preservation Portfolio Trust, the PMFM Managed Portfolio Trust, the PMFM Core Advantage Portfolio Trust, and the PMFM Tactical Opportunities Portfolio Trust (each a "Fund" and collectively, "Funds") relating to the Funds' Investor Class of shares, and (ii) the Prospectus, dated September 27, 2005, for the PMFM Tactical Preservation Portfolio Trust, the PMFM Managed Portfolio Trust, and the PMFM Tactical Opportunities Portfolio Trust relating to those Funds' Advisor Class of shares. Each of the Funds is a series of the PMFM Investment Trust ("Trust").

This Supplement is to notify shareholders, potential investors, and other interested parties that the PMFM Tactical Opportunities Portfolio Trust ("Tactical Opportunities Fund") will discontinue operations as of September 15, 2006. The Board of Trustees of the Trust, in consultation with the Tactical Opportunities Fund's investment advisor, PMFM, Inc. ("Advisor"), decided at a meeting held on August 21, 2006 ("Board Meeting") to discontinue operations based on, among other factors, the Advisor's belief that it would be in the best interests of the Tactical Opportunities Fund and its shareholders. The Advisor has assured the Board of Trustees that liquidation will not result in any additional expense to the Tactical Opportunities Fund or its shareholders. In addition, the Advisor will continue to waive fees and reimburse expenses of the Tactical Opportunities Fund, as necessary, in order to maintain fees and expenses at their current level, as specified in the Prospectuses.

As a result of the decision to discontinue the operations of the Tactical Opportunities Fund, the Board of Trustees determined at the Board Meeting to discontinue all sales of Fund shares and to no longer accept purchase orders for shares of the Tactical Opportunities Fund. In addition, at that Board Meeting, the Board directed that: (i) all of the Tactical Opportunities Fund's portfolio securities be liquidated in an orderly manner not later than September 15, 2006; and (ii) all outstanding shareholder accounts on September 15, 2006 be closed and the proceeds of each account sent to the shareholder's address of record or to such other address as directed by the shareholder, including special instructions that may be needed for IRAs and qualified pension and profit sharing fund accounts.

Shareholders should direct any questions about their account to the Funds at 1-866-383-PMFM (1-866-383-7636).




          Investors Should Retain This Supplement for Future Reference
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